UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 14, 2021

VPC Impact Acquisition Holdings

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39544	98-1550750
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Victory Park Capital Advisors, LLC 150 North Riverside Plaza, Suite 5200 Chicago, IL	60606
(Address of principal executive offices)	(Zip Code)

(312) 701-1777

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-half of one Warrant to purchase one Class A ordinary share	VIHAU	The Nasdaq Stock Market LLC
Class A ordinary shares, $0.0001 par value per share	VIH	The Nasdaq Stock Market LLC
Warrants to purchase Class A ordinary shares	VIHAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On October 14, 2021, VPC Impact Acquisition Holdings (“VIH” or the “Company” and, after the Domestication, as described below, “Bakkt Pubco”) held an extraordinary general meeting of its shareholders (the “Extraordinary General Meeting”). At the Extraordinary General Meeting, a total of 14,017,600 (54.08%) of the Company’s issued and outstanding ordinary shares held of record as of September 14, 2021, were present either in person or by proxy, which constituted a quorum. The shareholders voted on the following proposals at the Extraordinary General Meeting, each of which was described in more detail in the Company’s definitive proxy statement/prospectus filed with the U.S. Securities and Exchange Commission on September 17, 2021.

1.

The Business Combination Proposal. To consider and vote upon a proposal to approve by ordinary resolution and adopt the Agreement and Plan of Merger, dated as of January 11, 2021 (as amended, the “Merger Agreement”), by and among VIH, Pylon Merger Company LLC, a Delaware limited liability company and a direct wholly-owned subsidiary of VIH (“Merger Sub”), and Bakkt Holdings, LLC, a Delaware limited liability company (“Bakkt”), and the transactions contemplated by the Merger Agreement, including the issuance of the merger consideration thereunder (collectively, the “Business Combination”). Pursuant to the Merger Agreement, Merger Sub will merge with and into Bakkt (the “Merger”), with Bakkt being renamed as Bakkt Opco Holdings, LLC (“Bakkt Opco”), and continuing as the surviving entity of the Merger and becoming a subsidiary of the Company as described in more detail in the proxy statement/prospectus. We refer to this proposal as the “Business Combination Proposal.” The Business Combination Proposal was approved. The final voting tabulation for this proposal was as follows:

FOR	AGAINST	ABSTAIN
11,922,094	1,245,550	849,956

2.

The Domestication Proposal. To consider and vote upon a proposal to approve by special resolution a. change to the corporate structure and to the domicile of VIH by way of continuation from an exempted company incorporated in accordance with the laws of the Cayman Islands to a corporation incorporated under the laws of the State of Delaware (the “Domestication”). The Domestication will be effected immediately prior to the Business Combination by VIH filing a certificate of corporate domestication and the proposed new certificate of incorporation of Bakkt Pubco (the “Proposed Certificate of Incorporation”) with the Delaware Secretary of State and filing an application to de-register with the Registrar of Companies of the Cayman Islands. Upon the effectiveness of the Domestication, VIH will become a Delaware corporation and will change its corporate name to “Bakkt Holdings, Inc.” (Bakkt Holdings, Inc. and VIH following the Domestication and the Business Combination, the “Company” or “Bakkt Pubco”) and all outstanding securities of VIH will convert to outstanding securities of the Company, as described in more detail in the proxy statement/prospectus. We refer to this proposal as the “Domestication Proposal.” The Domestication Proposal was approved. The final voting tabulation for this proposal was as follows:

FOR	AGAINST	ABSTAIN
11,910,807	1,255,890	850,903

3.

The Stock Issuance Proposal. To consider and vote upon a proposal to approve by ordinary resolution for purposes of complying with the applicable provisions of Nasdaq Listing Rule 5635(d), the issuance of Bakkt Pubco Class A Shares (the “Bakkt Pubco Class A Shares”) to (a) the accredited investors and qualified institutional buyers who entered into the Subscription Agreements with VIH for the proposed issuance and sale of $325 million of the Bakkt Pubco Class A Common Stock in a private placement to the PIPE Investors pursuant to the Subscription Agreements. (the “PIPE Investors” and the “PIPE Investment,” respectively), and (b) the former equity holders of Bakkt Holdings , LLC (the “Bakkt Equity Holders”) pursuant to the Merger Agreement (the “Stock Issuance Proposal”). The Stock Issuance Proposal was approved. The final voting tabulation for this proposal was as follows:

FOR	AGAINST	ABSTAIN
11,879,054	1,276,085	862,461

4.

The Organizational Documents Proposal. To consider and vote upon a proposal to approve by special resolution the proposed new certificate of incorporation for Bakkt Pubco (“Proposed Certificate of Incorporation”) and the proposed new by-laws (“Proposed By-Laws” and, together with the Proposed Certificate of Incorporation, the “Proposed Organizational Documents”) of Bakkt Pubco (the “Organizational Documents Proposal”). The Organizational Documents Proposal was approved. The final voting tabulation for this proposal was as follows:

FOR	AGAINST	ABSTAIN
11,980,275	1,176,464	860,861

5.

The Advisory Organizational Documents Proposals. To consider and vote upon the following seven separate proposals (collectively, the “Advisory Organizational Documents Proposals”) to approve on an advisory non-binding basis by special resolution the following material differences between the Cayman constitutional documents of VIH and the Proposed Organizational Documents:

A.

Advisory Organizational Documents Proposal 5A. To authorize the change in the authorized capital stock of VIH from 200,000,000 VIH Class A Ordinary Shares, par value $0.0001 per share (the “VIH Class A Ordinary Shares”), 20,000,000 VIH Class B Ordinary Shares, par value $0.0001 per share (the “VIH Class B Ordinary Shares” and, together with the VIH Class A Ordinary Shares, the “Ordinary Shares”), and 1,000,000 preference shares, par value $0.0001 per share (the “Preference Shares”), to 750,000,000 shares of Class A Common Stock, par value $0.0001 per share of Bakkt Pubco (the “Bakkt Pubco Class A Common Stock”), and 250,000,000 shares of Class V Common Stock, par value $0.0001 per share, of Bakkt Pubco (the “Bakkt Pubco Class V Common Stock”, together with the Bakkt Pubco Class A Common Stock, the “Bakkt Pubco Common Stock”) and 1,000,000 shares of preferred stock, par value $0.0001 per share, of Bakkt Pubco (the “Bakkt Pubco Preferred Stock”) (“Advisory Organizational Documents Proposal 5A”). Advisory Organizational Documents Proposal 5A was approved. The final voting tabulation for this proposal was as follows:

FOR	AGAINST	ABSTAIN
11,882,626	1,249,298	885,676

B.

Advisory Organizational Documents Proposal 5B. To authorize adopting Delaware as the exclusive forum for certain stockholder litigation (“Advisory Organizational Documents Proposal 5B”). The Advisory Organizational Documents Proposal 5B was approved. The final voting tabulation for this proposal was as follows:

FOR	AGAINST	ABSTAIN
11,797,083	1,358,749	861,768

C.

Advisory Organizational Documents Proposal 5C. To authorize electing not to be governed by Section 203 of the Delaware General Corporate Law (“DGCL”) relating to takeovers by interested stockholders and, instead, be governed by a provision similar to Section 203 of the DGCL (“Advisory Organizational Documents Proposal 5C”). Advisory Organizational Documents Proposal 5C was approved. The final voting tabulation for this proposal was as follows:

FOR	AGAINST	ABSTAIN
11,590,417	1,501,470	925,713

D.

Advisory Organizational Documents Proposal 5D. To approve provisions providing that the affirmative vote of at least 66 2/3% of the voting power of all the then outstanding shares of capital stock entitled to vote generally in the election of directors, voting together as a single class, will be required for stockholders to amend, alter, repeal or rescind all or any portion of Article V, Article VI, Article VII, Article VIII, Article IX, Article X, Article XII or Article XIII of the Proposed Certificate of Incorporation (“Advisory Organizational Documents Proposal 5D”). Advisory Organizational Documents Proposal 5D was approved. The final voting tabulation for this proposal was as follows:

FOR	AGAINST	ABSTAIN
10,792,139	2,359,718	865,743

E.

Advisory Organizational Documents Proposal 5E. To approve provisions permitting the removal of a director only for cause and only by the affirmative vote of the holders of at least 66 2/3% of the outstanding shares entitled to vote at an election of directors, voting together as a single class (“Advisory Organizational Documents Proposal 5E”). Advisory Organizational Documents Proposal 5E was approved. The final voting tabulation for this proposal was as follows:

FOR	AGAINST	ABSTAIN
11,200,980	1,953,230	863,390

F.

Advisory Organizational Documents Proposal 5F. To approve provisions requiring or permitting stockholders to take action at an annual or special meeting and prohibit stockholder action by written consent in lieu of a meeting; provided that any action required or permitted to be taken by the holders of Bakkt Pubco Class V Shares, voting separately as a class or by the holders of Bakkt Pubco Preferred Stock, voting separately as a class or separately as a class with one or more other such series, may be taken without a meeting if signed by the holders having not less than the minimum number of votes necessary to authorize such action at a meeting at which all shares entitled to vote thereon were present and voted in compliance with the DGCL (“Advisory Organizational Documents Proposal 5F”). The Advisory Organizational Documents Proposal 5F was approved. The final voting tabulation for this proposal was as follows:

FOR	AGAINST	ABSTAIN
11,233,926	1,912,487	871,187

G.

Advisory Organizational Documents Proposal 5G. To provide for certain additional changes, including, among other things, (i) making Bakkt Pubco’s corporate existence perpetual and (ii) removing certain provisions related to VIH’s status as a blank check company that will no longer be applicable upon consummation of the Business Combination, all of which the VIH Board believes is necessary to adequately address the needs of Bakkt Pubco after the Business Combination (“Advisory Organizational Documents Proposal 5G”). Advisory Organizational Documents Proposal 5G was approved. The final voting tabulation for this proposal was as follows:

FOR	AGAINST	ABSTAIN
11,968,016	1,186,449	863,135

6.

The Bakkt Pubco Equity Incentive Plan Proposal. To consider and vote upon a proposal to approve by ordinary resolution the Bakkt Pubco Equity Incentive Plan (the “Bakkt Pubco Equity Incentive Plan” and the “Bakkt Pubco Equity Incentive Plan Proposal,” respectively). The Bakkt Pubco Equity Incentive Plan Proposal was approved. The final voting tabulation for this proposal was as follows:

FOR	AGAINST	ABSTAIN
11,903,963	1,219,260	894,377

7.

The Director Election Proposal. To consider and vote upon a proposal to approve by ordinary resolution the election of eight directors to serve staggered terms on the Company’s board of directors until the 2022, 2023 and 2024 annual meeting of stockholders, as applicable, and until their respective successors are duly elected and qualified (the “Director Election Proposal”). The Director Election Proposal was approved. The final voting tabulation for this proposal was as follows:

FOR	AGAINST	ABSTAIN
12,553,617	504,811	959,172

8.

The Shareholder Adjournment Proposal. To consider and vote upon a proposal to approve by ordinary resolution the adjournment of the extraordinary general meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for the approval of one or more proposals at the extraordinary general meeting (the “Shareholder Adjournment Proposal”). The Shareholder Adjournment Proposal was approved. The final voting tabulation for this proposal was as follows:

FOR	AGAINST	ABSTAIN
11,962,495	1,185,535	869,570

The proposal to approve the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for the approval of one or more proposals at the Extraordinary General Meeting was deemed not necessary and not acted upon at the Extraordinary General Meeting because there were sufficient votes at the time of the Extraordinary General Meeting to approve the adoption of the required proposals.

Item 7.01 Regulation FD Disclosure.

On October 14, 2021, VIH issued a press release announcing that its shareholders voted to approve the Business Combination at the Extraordinary General Meeting. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein. Notwithstanding the foregoing, information contained on the websites of VIH or Bakkt or any of their affiliates referenced in Exhibit 99.1 or linked therein or otherwise connected thereto does not constitute part of, nor is it incorporated by reference into, this Current Report.

The information in this Item 7.01 and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01 Other Events.

A total of 8,452,042 VIH Class A Ordinary Shares were presented for redemption in connection with the Business Combination. As a result, VIH expects there will be approximately $122,866,078.68 million remaining in the trust account following such redemptions.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

The exhibits listed in the following Exhibit Index are filed as part of this Current Report.

Exhibit No.	Description

99.1	Press Release, dated as of October 14, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VPC Impact Acquisition Holdings

Date: October 14, 2021
	By:	/s/ John Martin
	Name:	John Martin
	Title:	Chief Executive Officer and Chairman